WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE COMPANY REQUESTS, AN OPINION SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

Warrant Certificate No.: W-63

Original Issue Date: March 11, 2022

FOR VALUE RECEIVED, EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), hereby certifies that Danny Cuzick, any of its affiliates or its registered assigns (the “Holder”) is entitled to purchase from the Company Five Million Two Hundred Seventy-Three Thousand Six Hundred Twenty-Five 5,273,625) duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a purchase price per share of $0.01 (the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof.

1.
Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 4 hereof, multiplied by (b) the Exercise Price.

“Board” means the board of directors of the Company.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in Arizona are authorized or obligated by law or executive order to close.

“Change of Control” shall mean (i) a merger or consolidation of the Company with another entity, in which the Company is not the survivor or the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting securities of the surviving entity, (ii) the sale, assignment, transfer, conveyance or other disposal of all or substantially all of the properties or assets or all or a majority of the outstanding voting securities of the Company, (iii) a purchase, tender or exchange offer accepted by the holders of a majority of the outstanding voting shares of capital stock of the Company directly or indirectly, in one or more related transactions, (iv) a “person” or “group” (as these terms are used for purposes of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange

[Signature Page to Warrant]

Act”)) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of at least a majority of the outstanding shares of Common Stock of the Company through a stock purchase agreement or other business combination (including, without limitation, a reorganization, reclassification, spin off or scheme of arrangement) with another person, or (v) the Company has elected to reorganize, recapitalize or reclassify its Common Stock (other than to change domicile).

“Common Stock” means the common stock, par value $0.0001 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Excluded Issuances” means any issuance or sale (or deemed issuance or sale in accordance with Section 4(c)) by the Company after the Original Issue Date of: (a) shares of Common Stock issued upon the exercise of this Warrant; or (b) shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of Options to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board and issued pursuant to the Company’s Amended and Restated 2018 Stock Incentive Plan (including all such shares of Common Stock and Options outstanding prior to the Original Issue Date), so long as the exercise price in respect of any Options is not less than the Fair Market Value of the Common Stock as of the date such Option is issued.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 4 shall have been satisfied at or prior to 5:00 p.m., Arizona time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Form, the Warrant and the Aggregate Exercise Price.

“Exercise Form” has the meaning set forth in Section 4(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Fair Market Value” of a Warrant Share shall mean the arithmetic average of the last trade price of the Common Stock (as reported by Bloomberg Financial Markets) for the five (5) consecutive days on which the Nasdaq is open for trading, ending on the date immediately preceding the Exercise Date, on the principal trading market on which the Common Stock is quoted or listed for trading. If the Fair Market Value cannot be calculated on a particular date on the foregoing basis, the Fair Market Value shall be the average of the highest bid and lowest asked prices for the Common Stock on the principal trading market at the end of such day. If at any time the Common Stock is not listed on a domestic securities exchange or quoted on the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system, the

OTC Markets Group Inc. electronic inter-dealer quotation system or similar quotation system or association, the Fair Market Value of the Common Stock shall be the fair market value determined jointly in good faith by the Board and the Holder; provided, that if the Board and the Holder are unable to agree on the Fair Market Value of a Warrant Share within a reasonable period of time (not to exceed five (5) days from the Company’s receipt of the Exercise Form), Fair Market Value shall be determined by a nationally recognized investment banking, accounting or valuation firm jointly selected by the Holder and the Company and engaged by the Company. The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne by the Company. The investment bank so engaged shall determine the Fair Market Value of the Common Stock assuming an orderly sale transaction between a willing buyer and a willing seller, using valuation techniques then prevailing in the securities industry without regard to the lack of liquidity of the Common Stock due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale and assuming the sale of all of the issued and outstanding Common Stock (including fractional interests) calculated on a fully diluted basis (except those securities, rights and warrants (a) owned or held by or for the account of the Company or any of its subsidiaries, or (b) convertible or exchangeable into Common Stock where the conversion, exchange or exercise price per share is greater than the Fair Market Value). All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Holder” has the meaning set forth in the preamble.

“Nasdaq” means The NASDAQ Stock Market LLC.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Original Issue Date” means March 11, 2022.

“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

2.
Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., Arizona time, on March 11, 2027 (the “Exercise

Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein). The Company shall give the Holder written notice of the expiration of the Exercise Period not less than thirty (30) days but not more than sixty (60) days prior to the end of the Exercise Period.
3.
Automatic Exercise. If, at the end of the Exercise Period, the Holder has remaining Warrant Shares subject to this Warrant (excluding Warrant Shares that the Holder has delivered a duly executed Exercise Form pursuant to Section 4(a)(i) hereof) and the Fair Market Value of the Common Stock is greater than the Exercise Price, then such Warrant Shares shall be automatically deemed to be exercised pursuant to a Cashless Exercise (as defined below) by the Holder immediately prior to the end of the Exercise Period. The Company will promptly thereafter issue to the Holder a stock certificate representing the Warrant Shares the Holder is entitled to at such time.
4.
Exercise of Warrant.
(a)
Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:
(i)
surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Form in the form attached hereto as Exhibit A (each, an “Exercise Form”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and
(ii)
payment to the Company of the Aggregate Exercise Price in accordance with Section 4(b).
(b)
Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Form, by the following methods:
(i)
by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price;
(ii)
by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price (a “Cashless Exercise”); or
(iii)
any combination of the foregoing.

In the event of any withholding of Warrant Shares pursuant to clause (ii) or (iii) above where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld or surrendered multiplied by (y) the Fair Market Value per Warrant Share as of the Exercise Date.

(c)
Issuance of Warrant Shares. Upon receipt by the Company of the Exercise Form, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 4(a) hereof), the Company at its expense shall, as promptly as practicable, and in any event within two (2) Business Days thereafter, cause to be issued via book-entry in the name of the Holder or as the Holder may direct, the number of shares of Warrant Shares to which the Holder shall be entitled upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 4(d) hereof. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued via book-entry, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.
(d)
Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.
(e)
Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued in accordance with Section 4(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.
(f)
Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:
(i)
This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.
(ii)
All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges.
(iii)
The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(iv)
The Company shall use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.
(v)
The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.
(g)
Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.
(h)
Exercise Upon a Change of Control. Upon the occurrence of a Change of Control, the Holder may elect, by giving notice to the Company within fifteen (15) days of such Change of Control, to receive in exchange for its Warrants the kind and amount of securities, cash or other assets (the “Sale Consideration”) which the Holder would have received with respect to the Common Stock issuable upon the exercise of such Warrants if the Holder had exercised such Warrants on a cashless basis immediately prior to the occurrence of the Change of Control with such number of shares of Common Stock which would have been so issuable to be determined by (i) subtracting B from A, (ii) dividing the result by A, and (iii) multiplying the quotient by C as set forth in the following equation:

X= (A - B) x C

A

where:

X = the number of shares of Common Stock issuable upon exercise pursuant to this paragraph 4(h), which shares of Common Stock will then be exchanged for the Sale Consideration.

A = the amount of Sale Consideration payable per share of Common Stock in connection with the Change of Control, (i) with such amount expressed in U.S. dollars and, if applicable, rounded to the nearest whole cent, and (ii) with any non-cash portion of such Sale Consideration valued at the value attributed thereto in the Change of Control.

B = the Exercise Price.

C = the number of shares of Common Stock as to which the applicable Warrants are exercisable (prior to payment of the Exercise Price).

(i)
Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.
5.
Adjustment to Number of Warrant Shares. In order to prevent dilution of the purchase rights granted under this Warrant, the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 5 (in each case, after taking into consideration any prior adjustments pursuant to this Section 5).
(a)
[Reserved].
(b)
Exceptions to Adjustment to Number of Warrant Shares. Anything herein to the contrary notwithstanding, there shall be no adjustment to the number of Warrant Shares issuable upon exercise of this Warrant with respect to any Excluded Issuance.
(c)
Effect of Certain Events on Adjustment to Number of Warrant Shares. For purposes of determining the adjusted number of Warrant Shares under this Section 5, the following shall be applicable:
(i)
Record Date. For purposes of any adjustment to the number of Warrant Shares in accordance with this Section 5, in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock, Options or Convertible Securities deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided, that if before the distribution to its holders of Common Stock the Company legally abandons its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.
(ii)
Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Company and its wholly-owned subsidiaries) shall be considered an issue or sale of Common Stock for the purpose of this Section 5.

(iii)
Other Dividends and Distributions. Subject to the provisions of this Section 5(c), if the Company shall, at any time or from time to time after the Original Issue Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution (the “Distribution”) payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Options or Convertible Securities in respect of outstanding shares of Common Stock), cash or other property, then the Company shall distribute to the Holder of this Warrant as of the record date for such Distribution the Distribution that such Holder would have received had their Warrant been exercised in full immediately prior to such record date.
(d)
Adjustment to Number of Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such dividend, distribution or subdivision shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased. Any adjustment under this Section 5(d) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.
(e)
Adjustment to Number of Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. To the extent the Holder does not exercise its applicable rights under Section 4(h) hereof, if there is a (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) Change of Control or (v) other similar transaction (other than any such transaction covered by Section 5(d)), in each case, which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 5 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 5(e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 5(e), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 5(e) with respect to this Warrant.
(f)
Certain Events. If any event of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions occurs, then the Board shall in good faith make an appropriate adjustment in the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 5; provided, that no such adjustment pursuant to this Section 5(f) shall decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 5.
(g)
Certificate as to Adjustment.
(i)
As promptly as reasonably practicable following any adjustment of the number of Warrant Shares pursuant to the provisions of this Section 5, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.
(ii)
As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.
(h)
Notices. In the event:
(i)
that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or
(ii)
of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, any sale of all or substantially all of the Company’s assets to another Person or any Change of Control; or

(iii)
of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, Change of Control, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, Change of Control, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.

6.
Registration Rights.
(a)
Registration Under the Securities Act of 1933. As of the date hereof, none of the Warrant or the Warrant Shares have been registered for purposes of public resale or distribution under the Securities Act.
(b)
Registrable Securities. As used herein, the term “Registrable Security” means the Warrant Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the Holder for subsequent public distribution of such security without regard to volume restrictions under Rule 144 (including Rule 144(a)) promulgated under the Securities Act or otherwise, or (iii) it has ceased to be outstanding. The term “Registrable Securities” means any and/or all of the securities falling within the foregoing definition of a “Registrable Security.” In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section.
(c)
Piggyback Registration. If, prior to the Expiration Date, the Company proposes to prepare and file a registration statement or post-effective amendments thereto covering the sale for cash of shares of Common Stock, including shares of Common Stock held by stockholders of the Company (in any such case, other than in connection with a merger, acquisition, pursuant to Form S-8 or successor form, or on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) (for purposes of this Section, collectively, the “Registration Statement”), it will give written notice of its intention to do so (“Notice”), at least thirty (30) days prior to the filing of each such Registration Statement, to all Holders of the Registrable Securities. Upon the written request of such a Holder (a “Requesting Holder”), made within twenty (20) days after the Notice is given, that the Company include any of the Requesting Holder’s Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register (“Piggyback Registration”), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders (except as provided below).

Notwithstanding the provisions of this Section 6, the Company shall have the right at any time after it shall have given Notice pursuant to this Section 6 (irrespective of whether any written request for inclusion of Registrable Securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof, without incurring any liability to any holder of Registrable Securities.

(d)
Covenants With Respect to Registration. In connection with any registration of Registrable Securities pursuant to this Warrant, the parties agree that:
(i)
With respect to each inclusion of securities in a Registration Statement pursuant to this Section 6, the Company shall bear the following fees, costs, and expenses: all registration, filing and Financial Industry Regulatory Authority, Inc. (“FINRA”) fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the offering is underwritten and the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses incurred by the selling Holders and relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.
(ii)
The Company shall take or cause to be taken all necessary action to qualify the Registrable Securities for sale under the securities laws of such jurisdictions of the United States as the Holders reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Registrable Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation, to subject itself to taxation in any jurisdiction, or to execute a general consent to service of process in any jurisdiction.
(iii)
The Company shall indemnify any Holder of the Registrable Securities to be sold pursuant to any Registration Statement and any underwriter or person deemed to be an underwriter under the Securities Act and each person, if any, who controls such Holder or underwriter or person deemed to be an underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) (each, a “Loss”, and collectively, “Losses”) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such Registration Statement; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of the Registration Statement or the failure of such Holder to comply with its covenants and agreements contained herein or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.
(iv)
The Holders of Registrable Securities to be sold pursuant to a Registration Statement, and such Holder’s successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all Losses to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of such Holder, or such Holder’s successors or assigns, for specific inclusion in such Registration Statement; provided, however, that a Holder’s aggregate liability under this Agreement with respect to Losses arising from a particular registration of Registrable Securities shall be limited to an amount equal to the net proceeds (after deducting the underwriter’s discount and commissions) received by such Holder from the sale of such Holder’s Registrable Securities pursuant to such registration, except in the case of fraud by such Holder.
(v)
Nothing contained in this Warrant shall be construed as requiring any Holder to exercise the Warrants held by such Holder prior to the initial filing of any Registration Statement or the effectiveness thereof.
(vi)
In no event will the Company be liable for any special, punitive, or consequential damages sustained by the Holders of Registrable Securities requesting registration of their Registrable Securities as a result of the Company’s failure to comply with the provisions of this Section 6.
(vii)
If any registration or distribution pursuant to this Section 6 is underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to Section 6 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If a greater number of Registrable Securities, other securities of the Company held by stockholders holding rights as selling security holders, and securities held by directors and officers of the Company is requested to be included in the proposed offering than, in the reasonable opinion of the managing underwriters of the proposed offering, can be accommodated without adversely affecting the proposed offering, then the Company shall include in such registration the number of shares that can be so sold in the proposed offering in the following order of priority: (i) first, to the Company and, if there is a balance remaining, and (ii) second, to the Holders, any other stockholders holding rights as selling security holders, and any stockholder who is an officer or director of the Company as of the date hereof, provided that if the balance remaining is not sufficient to include in the offering all of the Registrable Securities and other securities requested to be registered by the Holders and such other stockholders, the number of Registrable Securities and other securities to be included for any such holder shall be reduced pro rata based on the proportionate number of Registrable Securities and other securities requested to be included in such offering.

(viii)
The Company shall promptly deliver copies of all correspondence between the Securities and Exchange Commission and the Company, its counsel or its auditors with respect to the Registration Statement to each Holder of Registrable Securities included for registration in such Registration Statement pursuant to this Section 6 requesting (in writing) such correspondence and to the managing underwriters, if any, of the offering in connection with which such Holder's Registrable Securities are being registered and shall permit each Holder of Registrable Securities and such underwriter to do such reasonable investigation, upon reasonable advance notice and at such Holder’s expense, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary to comply with applicable securities laws or rules of the FINRA. Such investigation shall include access to books, records and properties and opportunities necessary or helpful to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent, at such reasonable times, upon such reasonable notice and as often as any such Holder of Registrable Securities or underwriter shall reasonably request; provided, that the Company may require each such Holder or underwriter to enter into reasonable confidentiality and non-disclosure agreements with respect to the information contained in or derived from such investigations.
7.
[Reserved]
8.
Transfer of Warrant. This Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 4(f)(v) in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.
9.
Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 9, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

10.
Replacement on Loss; Division and Combination.
(a)
Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.
(b)
Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.
11.
No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.
12.
Compliance with the Securities Act.
(a)
Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 12 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

(b)
Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:
(i)
The Holder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.
(ii)
The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
(iii)
The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.
13.
Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder that (i) it has the corporate power and authority to execute this Warrant and consummate the transactions contemplated by this Warrant and (ii) the execution and delivery by the Company of this Warrant and the issuance of the Common Stock upon exercise of any Warrant do not and shall not (A) conflict with or result in a breach of the terms, conditions or provisions of, (B) constitute a default under, (C) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets pursuant to, (D) result in a violation of, or (E) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, (1) the Company’s certificate of incorporation or bylaws, (2) any law in effect as of the date hereof to which the Company is subject, (3) any order, judgment or decree to which the Company is subject as of the date hereof, or (4) any material agreements to which the Company is a party as of the date hereof, except for any such authorization, consent, approval, notice or exemption required under applicable securities laws.
14.
Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.
15.
Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 15).

If to the Company:

EVO Transportation & Energy Services, Inc

2075 West Pinnacle Peak Rd., Suite 130

Phoenix, AZ, USA, 85027

Facsimile: 623-777-1408

E-mail: patrick.seul@evotransinc.com

Attention: Patrick Seul, General Counsel

If to the Holder:	8285 W. Lake Pleasant Parkway Peoria, AZ 85382 E-mail: dcuzick@evocng.com Attention: Danny Cuzick

16.
Cumulative Remedies. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.
17.
Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.
18.
Entire Agreement. This Warrant constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.
19.
Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.
20.
No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.
21.
Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.
22.
Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
23.
Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.
24.
Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.
25.
Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the County of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
26.
Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.
27.
Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
28.
No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

EVO TRANSPORTATION & ENERGY SERVICES, INC.

By: /s/ Thomas J. Abood

Name: Thomas J. Abood

Title: Chief Executive Officer

Accepted and agreed,

/s/ Danny Cuzick

Danny Cuzick

[Signature Page to Warrant]

EXHIBIT A

EXERCISE FORM

(To be executed upon exercise of Warrant(s))

The undersigned is the Holder of the attached Warrant (the “Warrant”) dated March 11, 2022, issued by EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”). Capitalized terms not otherwise defined in this Exercise Form shall have the meanings ascribed to such terms in the Warrant.

The undersigned hereby irrevocably elects to exercise the Warrant to purchase [_________] shares of Common Stock for a purchase price of $0.01 per share.

If said number of Warrant Shares shall not be all the Warrant Shares issuable upon exercise of the Warrant, the undersigned requests that a new Warrant representing the balance of such Warrant shall be issued in the name of the undersigned Holder and delivered to the address of the Holder set forth in Section 15 of the Warrant.

The Holder hereby instructs the Company to deliver the shares to the following:

[details of account(s), names(s) and address(es) of any person(s) into whose name the shares is to be registered and/or any bank, broker or agent to whom documents evidencing the shares are to be delivered]

Dated:

[_____________________________]

By:

Name:

Title:

[Remainder of page intentionally left blank]

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of the attached warrant (the “Warrant”) dated March 11, 2022, issued by EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), hereby sells, assigns and transfers unto the assignee named below (the “Assignee”) all of the rights of the undersigned under the Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee ________________________	Address _________________________	No. of Shares _______________________

and does hereby irrevocably constitute and appoint ______________________Attorney to make such transfer on the books of maintained for the purpose, with full power of _______________ substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of applicable securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

DATED:

[____________________________]

By: ___________________________________

Name:

Title: